COMMITMENTS, CONTINGENCIES, AND GUARANTEES	12 Months Ended
Dec. 30, 2023
COMMITMENTS, CONTINGENCIES, AND GUARANTEES
COMMITMENTS, CONTINGENCIES, AND GUARANTEES

L.COMMITMENTS, CONTINGENCIES, AND GUARANTEES

We are self-insured for environmental impairment liability, including certain liabilities which are insured through a wholly owned subsidiary, Ardellis Insurance Ltd., a licensed captive insurance company.

In addition, on December 30, 2023, we were parties either as plaintiff or defendant to a number of lawsuits and claims arising through the normal course of our business. In the opinion of management, our consolidated financial statements will not be materially affected by the outcome of these contingencies and claims.

On December 30, 2023, we had outstanding purchase commitments on commenced capital projects of approximately $82.9 million.

We provide a variety of warranties for products we manufacture. Historically, warranty claims have not been material. We distribute products manufactured by other companies. While we do not warrant these products, we have received claims as a distributor of these products when the manufacturer no longer exists or has the ability to pay. Historically, these costs have not had a material effect on our consolidated financial statements.

As part of our operations, we supply building materials and labor to site-built construction projects or we jointly bid on contracts with framing companies for such projects. In some instances we are required to post payment and performance bonds to insure the project owner that the products and installation services are completed in accordance with our contractual obligations. We have agreed to indemnify the surety for claims made against the bonds. As of December 30, 2023, we had approximately $20.9 million in outstanding payment and performance bonds for open projects. We had approximately $6.9 million in payment and performance bonds outstanding for completed projects which are still under warranty.

On December 30, 2023, we had outstanding letters of credit totaling $47.8 million, primarily related to certain insurance contracts, industrial development revenue bonds, and other debt agreements described further below.

In lieu of cash deposits, we provide irrevocable letters of credit in favor of our insurers and other third parties to guarantee our performance under certain insurance contracts and other legal agreements. As of December 30, 2023, we have irrevocable letters of credit outstanding totaling approximately $44.5 million for these types of arrangements. We have reserves recorded on our balance sheet, in accrued liabilities, that reflect our expected future liabilities under those insurance arrangements.

We are required to provide irrevocable letters of credit in favor of the bond trustees for all industrial development revenue bonds that have been issued. These letters of credit guarantee principal and interest payments to the bondholders. We currently have irrevocable letters of credit outstanding totaling approximately $3.3 million related to our outstanding industrial development revenue bonds. These letters of credit have varying terms but may be renewed at the option of the issuing banks.

Certain wholly owned domestic subsidiaries have guaranteed the indebtedness of UFP Industries, Inc. in certain debt agreements, including the Series 2012, 2018 and 2020 Senior Notes and our revolving credit facility. The maximum exposure of these guarantees is limited to the indebtedness outstanding under these debt arrangements and this exposure will expire concurrent with the expiration of the debt agreements.

We did not enter into any new guarantee arrangements during 2023 which would require us to recognize a liability on our balance sheet.